UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2023

WALL STREET MEDIA CO, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-163439	26-4170100
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identiﬁcation No.)

110 Front Street
Suite 300
Jupiter, FL	33477
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 240-0333

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant’s Certifying Accountant

Previous Independent Registered Public Accounting Firm

On July 24, 2023, D. Brooks and Associates CPAs, P.A. (“Brooks”) notified Company that it has resigned as the Company’s independent public accounting firm. The Company engaged Hudgens CPA, PLLC to assume the audit reporting functions and reported on the financial statements of the Company for the fourth quarter ended June 30, 2023 and fourth quarter ended September 30, 2023. Brooks the predecessor firm to Hudgens reported on the financial statements of the Company for the fiscal year ended September 30, 2022 thru the second quarter ended March 31, 2023. These reports did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except as set forth herein. Brooks reports on the Company’s financial statements for the fiscal years ended September 30, 2022 and 2021 respectively contained an explanatory paragraph regarding the significant doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended September 30, 2022 and 2021 and through March 31, 2023, there were (i) no disagreements with Brooks on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Brooks, would have caused Brooks to make reference to the subject matter of such disagreements in connection with its audit reports on the Company’s financial statements for such periods, and (ii) no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulations S-K, the Company has provided Brooks with a copy of the disclosures contained herein, prior to its filing with the Securities and Exchange Commission (the “SEC”), and requested that Brooks furnish the Company with a letter addressed to the SEC stating whether or not it agreed with the statements herein and, if not stating the respects in which it does not agree. A copy of the letter to the SEC is attached hereto as Exhibit 16.1.

New Independent Registered Public Accounting Firm

On July 24,2023 the Company’s Board of Directors appointed Hudgens CPA, PLLC (“Hudgens”)as the Company’s new independent registered public accounting firm as of July 26, 2023. During the Company’s two most recent fiscal years and through July 26, 2023, neither the Company nor anyone acting on the Company’s behalf consulted Hudgens with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description
16.1	Letter of D. Brooks and Associates CPAs, P.A., dated July 28, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 28, 2023	WALL STREET MEDIA CO, INC.

	By:	/s/ Jeffrey A. Lubchansky
Jeffrey A. Lubchansky
Chief Executive Officer

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